UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 27, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)
Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85034
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 28, 2006, the Board of Directors (the "Board") of US Airways Group, Inc. (US Airways Group"), America West Airlines, Inc., US Airways, Inc. and America West Holdings Corporation (collectively, the "Company") appointed J. Scott Kirby to the position of President of the Company effective October 1, 2006. On September 27, 2006, the Compensation and Human Resources Committee of the Board approved the following, subject to Mr. Kirby's promotion:

      an increase in Mr. Kirby's base salary to $490,000, effective October 1, 2006;

      a grant of 75,000 stock appreciation rights on October 2, 2006, vesting one-third on each of October 2, 2007, 2008 and 2009, with an exercise price equal to $46.11, the fair market value of US Airways Group's common stock on October 2, 2006; and

      a grant of three performance-based awards under the US Airways Group, Inc. 2005 Equity Incentive Plan (the "Plan"), for the purpose of increasing Mr. Kirby's performance-based compensation, going forward, commensurate with his new position. The entitlement to, and amount of, payment for each award will be based on the total stockholder return (measured over a designated performance period) of US Airways Group, as compared to a peer group consisting of the following airlines: AirTran, Alaska, American, ATA Holdings, Continental, Delta, Frontier, Hawaiian, JetBlue, Midwest Express, Northwest, Southwest and United. Payments, if earned, would be made in cash by the March 1 following the end of the performance period, and, except in the event of Mr. Kirby's death, disability or retirement, Mr. Kirby must remain employed through the payment date in order to receive the payment. If earned, the awards range as follows, depending on the level of US Airways Group's total shareholder return as compared to the peer group: (i) for the performance period beginning October 1, 2006 and ending on December 31, 2006, from 0.5% to 2.08% of Mr. Kirby's salary as of December 31, 2006; (ii) for the performance period beginning October 1, 2006 and ending on December 31, 2007, from 2.5% to 10.42% of Mr. Kirby's salary as of December 31, 2007; and (iii) for the performance period beginning October 1, 2006 and ending on December 31, 2008, from 4.15% to 17.31% of Mr. Kirby's salary as of December 31, 2008.

In addition, on September 27, 2006, the Compensation and Human Resources Committee of the Board approved a merit-based increase in the base salary of Derek J. Kerr, the Company's Senior Vice President and Chief Financial Officer. Mr. Kerr's base salary was increased to $315,000, effective October 7, 2006.

 A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits
Exhibit Number	Description
99.1	Press release dated September 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: October 3, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
US Airways, Inc. (REGISTRANT)
Date: October 3, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
America West Airlines, Inc. (REGISTRANT)
Date: October 3, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated September 28, 2006.